Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
(17)        Income Taxes

A reconciliation of the statutory U.S. federal rate to the Company's effective tax rate is as follows:

	2011	2012
Percent of pre-tax income:
U.S. federal statutory income tax rate	(34.0)	(34.0)
State taxes, net of federal benefit	(7.2)	(4.6)
Interest expense –revaluation of warrants	(25.5)	(2.4)
Other	0.8	1.4
Valuation allowance	65.9	39.6
Effective income tax expense rate	—	—

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets were as follows (in thousands):

	December 31,
	2011	2012
Net operating loss carryforwards	$56,702	$61,522
Research and development credits	5,241	5,636
Depreciation and amortization	5,198	5,040
Capitalized start-up costs	14,703	16,453
Other temporary differences	2,384	1,340
Gross deferred tax asset	84,228	89,991
Deferred tax assets valuation allowance	(84,228)	(89,991)
	—	—

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences representing net future deductible amounts become deductible. Due to the Company's history of losses, the deferred tax assets are fully offset by a valuation allowance at December 31, 2011 and 2012. The valuation allowance in 2011 increased by $13.3 million over 2010 and the valuation allowance in 2012 increased by $5.8 million over 2011, related primarily to additional net operating losses incurred by the Company and additional capitalized start-up expenses.

The Company has moved its corporate headquarters to its leased facility in Winston-Salem, North Carolina during the first quarter of 2012. As a result of differences in effective tax rates in North Carolina versus Pennsylvania, the deferred effective state tax rate is anticipated to be reduced. As the Company has a full valuation allowance on its deferred taxes, there is no impact related to the change in the effective state tax rate on the balance sheet and statement of operations. The Company is updating its forecasted effective state tax rate to consider this impact on its deferred taxes and will continue to monitor and update the rate as necessary. Additionally, the Company has approximately $8.3 million of deferred tax asset related to Pennsylvania net operating loss carryforwards. The ultimate use of this deferred tax asset may be impacted by the size of operations remaining in Pennsylvania in the future. This deferred tax asset is currently offset by a full valuation allowance.

As of December 31, 2011, and 2012, approximately $35.7 million and $42.7 million, respectively, of the Company's expenses had been capitalized for tax purposes as start-up costs. For tax purposes, capitalized start-up costs will be amortized over fifteen years beginning when the Company commences operations, as defined under the Internal Revenue Code.

The following table summarizes carryforwards of net operating losses and tax credits as of December 31, 2012 (in thousands).

	Amount	Expiration
Federal net operating losses	$150,936	2023 to 2032
State net operating losses	167,352	2019 to 2032
Research and development credits	5,636	2024 to 2032

The Tax Reform Act of 1986 (the Act) provides for a limitation on the annual use of net operating loss and research and development tax credit carryforwards following certain ownership changes (as defined by the Act) that could limit the Company's ability to utilize these carryforwards. The Company has not completed a study to assess whether an ownership change has occurred, or whether there have been multiple ownership changes since its formation, due to the significant costs and complexities associated with such a study. The Company may have experienced various ownership changes, as defined by the Act, as a result of past financings. Accordingly, the Company's ability to utilize the aforementioned carryforwards may be limited. Additionally, U.S. tax laws limit the time during which these carryforwards may be applied against future taxes; therefore, the Company may not be able to take full advantage of these carryforwards for federal or state income tax purposes.